SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2013

MEDBOX, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

8439 West Sunset Blvd., Suite 101, West Hollywood, CA 90069
(Address of principal executive offices)

(800) 762-1452 -
(Registrant’s Telephone Number)

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 13, 2013, OTC Markets Group mistakenly linked the Medbox, Inc. “Financial” page to the Company’s unaudited financial statements for the year ended December 31, 2012,  which had been previously posted on the OTC Markets Group website.  The unaudited financial statements should not be relied upon.

We have requested that OTC Markets Group link to our audited Financial Statements for the years ended December 31, 2011 and 2012, posted on OTC Markets Group website on April 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medbox, Inc.
/s/	Bruce Bedrick ________________________
By:	Bruce Bedrick
Its:	Chief Executive Officer June 13, 2013